UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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STEBEN ALTERNATIVE INVESTMENT FUNDS
(Name of Registrant as Specified In Its Charter)

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Steben Managed Futures Strategy Fund
A series of Steben Alternative Investment Funds

November __, 2015

Dear Shareholder,

The Steben Managed Futures Strategy Fund (the “Fund”) of Steben Alternative Investment Funds (the “Trust”) will hold a Special Meeting of Shareholders on December 17, 2015 in Gaithersburg, Maryland (the “Meeting”). The Meeting is being held for the purpose of approving or not approving an amended Investment Advisory Agreement (“Amended Agreement”) with Steben & Company, Inc. (“Steben”).

Steben is seeking to increase the investment advisory fee rate paid by the Fund to permit Steben to contract directly with multiple sub-advisers to manage direct trading accounts for the Fund. Such change will allow the Fund to eliminate its exposure to swaps that currently indirectly provide returns linked to the returns of pooled investment vehicles operated by trading advisers using managed futures programs. Steben believes that the transition to direct trading accounts for the Fund rather than utilizing swaps will benefit the Fund and its shareholders several ways.

First, the overall net expenses of the Fund will decline materially. The Fund will no longer indirectly pay for trading advisory management and incentive fees as well as fees to the counterparty of the swaps. Instead, Steben will pay the sub-advisers directly out of Steben’s advisory fee, which would be limited to 1.75% under the Amended Agreement.

Second, Steben anticipates an improvement in the tax treatment for taxable investors. Under current IRS regulation, the swaps’ returns are taxed as short-term gains or losses. With direct trading accounts, Steben will be able to allocate a portion of Fund assets to trade on US futures exchanges. These returns are treated as 60% long-term and 40% short-term gains or losses.

Finally, Steben will have full transparency into the activities of each trading adviser. As with any of the trading advisers Steben retains, Steben will monitor the trading advisers’ trading activity and risk exposures daily using feeds directly from the managed accounts.

The Trust’s Board of Trustees (the “Board“) believes that the Amended Agreement with Steben is in the best interests of the Fund and its shareholders. Accordingly, the Board has unanimously voted to approve the Amended Agreement and to recommend that the shareholders of the Fund also approve the Amended Agreement.

The enclosed proxy statement explains the following proposal that the Board is recommending that shareholders approve at the Meeting:

•	A proposal to approve an amended Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund.

Please note that the terms of the Amended Agreement are identical to the terms of the prior Investment Advisory Agreement with respect to services provided by Steben except that the investment advisory fee rate payable to Steben will increase.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the proposal. The Board recommends that you vote FOR the proposal contained in the proxy statement. Your vote is important. Whether or not you expect to attend the Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote as soon as possible by signing and returning all of the proxy cards included in this package.

Sincerely,

Kenneth Steben
President

IMPORTANT INFORMATION

Q.  Why am I receiving this proxy statement?

A. Steben is seeking to increase the investment advisory fee rate paid by the Fund to permit Steben to contract directly with multiple sub-advisers to manage direct trading accounts for the Fund. Such change will allow the Fund to eliminate its exposure to swaps that currently indirectly provide returns linked to the returns of pooled investment vehicles operated by trading advisers using managed futures programs. Steben believes that the transition to direct trading accounts for the Fund rather than utilizing swaps will benefit the Fund and its shareholders several ways: (1) Steben believes that overall direct and indirect expenses of the Fund will decline materially as a result of moving from swap-based investments to sub-advisory relationships with trading advisers; (2) Steben anticipates an improvement in the tax treatment for taxable investors; and (3) Steben will have full transparency into the activities of each trading adviser.

Q.  Will the investment advisory fee rate be the same upon approval of the amended Investment Advisory Agreement?

A.  No, the investment advisory fee rate applicable to the Fund under the amended Investment Advisory Agreement will increase from 1.25% to 1.75% from the prior Investment Advisory Agreement. Notwithstanding this, Steben believes that the overall direct and indirect expenses of the Fund will decline materially as a result of moving from swap-based investments to sub-advisory relationships with trading advisers.

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

A.  No. These costs will be borne by Steben.

Q.  What will happen if shareholders of the Fund do not approve the amended Investment Advisory Agreement?

A.  If shareholders of the Fund do not approve the amended Investment Advisory Agreement, then Steben and the Board of Trustees will consider other alternatives as they deem appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other trading advisers, subject to approval by the Trustees and Fund shareholders.

Q.  What’s the deadline for submitting my vote?

A.  We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposal. Unless you attend the meeting to vote in person, your vote must be received by Steben Alternative Investment Funds by 5:00 p.m. Eastern Time on December 16, 2015.

Q.  Who is eligible to vote?

A.  Any person who owned shares of the Fund on the “record date,” which was November __, 2015 (even if that person has since sold those shares).

Q.  How can I vote?

A.  You may vote in one of two ways:

•	By mailing in your proxy card.

•	In person at the Meeting in Gaithersburg, Maryland on December 17, 2015.

If you would like to change your previous vote, you may vote again using one of the methods described above.

Q.  How should I sign the proxy card?

A.  You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority — for example, “Mary Smith, Custodian.”

Steben Managed Futures Strategy Fund
A series of Steben Alternative Investment Funds

9711 Washingtonian Boulevard, Suite 400
Gaithersburg, Maryland 20878

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held December 17, 2015

Steben Alternative Investment Funds will host a Special Meeting of Shareholders of the Steben Managed Futures Strategy Fund (the “Fund”) on December 17, 2015 at the 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878, at 2:00 p.m. Eastern Time (the “Meeting”). The Meeting is being held so that shareholders of the Fund can consider the following:

1.	A proposal to approve an amended Investment Advisory Agreement between Steben & Company, Inc. (“Steben”), and Steben Alternative Investment Funds on behalf of the Fund; and

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees of the Steben Alternative Investment Funds unanimously recommends that you vote in favor of the proposal. Approval of the amended Investment Advisory Agreement is being proposed to allow the Fund to move from swap-based investments to sub-advisory relationships with trading advisers. Approval of the proposal will result in an increase in the Fund’s advisory fee rate.

Shareholders of record of the Fund at the close of business on the record date, November __, 2015, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about November __, 2015 to such shareholders of record.

Dated: November __, 2015

By Order of the Board of Trustees

Francine Rosenberger, Secretary

YOUR VOTE IS IMPORTANT

Please help your Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Steben Managed Futures Strategy Fund

A series of the Steben Alternative Investment Funds

PROXY STATEMENT

9711 Washingtonian Boulevard, Suite 400
Gaithersburg, Maryland 20878

SPECIAL MEETING OF SHAREHOLDERS
December 17, 2015

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Steben Alternative Investment Funds (the “Trust”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Meeting”) of the Steben Managed Futures Strategy Fund (the “Fund”). The following table identifies the proposal set forth in this proxy statement.

Proposal Number	Proposal Description
1	Approval of amended Investment Advisory Agreement between Steben & Company, Inc. (“Steben”) and the Trust on behalf of the Fund.

You will find this proxy statement divided into three parts:

Part 1  Provides details on the proposal to approve the amended Investment Advisory Agreement (see page __)

Part 2  Provides information about ownership of shares of the Fund (see page __)

Part 3  Provides information on proxy voting and the operation of the Meeting (see page __)

Please read the proxy statement before voting on the proposal. Please call toll-free at 855.775.5571 if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about November __, 2015.

Annual and Semi-Annual Reports. When available, the Fund’s annual and semi-annual reports to shareholders will be available at no cost. You will be able to obtain a copy of a report through the Adviser’s website at www.steben.com. You may also request a report by calling toll-free at 855.775.5571.

Important Notice Regarding the Availability of Materials
for the Shareholder Meeting to be Held on December 17, 2015

The proxy statement for the Meeting is available at www.steben.com

Part 1

Description of Proposal
Approval of Amended Investment Advisory Agreement

Background

The Meeting is being called to consider an increase in the investment advisory fee rate paid to the Fund’s investment adviser, Steben, pursuant to an amended Investment Advisory Agreement for the Fund. Steben serves as investment adviser to the Fund pursuant to an investment advisory agreement dated March 25, 2014 (the “Prior Agreement”) by and between the Trust, on behalf of the Fund, and Steben. Pursuant to the terms of the Prior Agreement, Steben is responsible for managing the Fund’s investment strategy in accordance with the Fund’s investment objective. Since its inception, the Fund’s investment objective has been to seek to achieve positive long term absolute returns with low correlation to broad equity and fixed income market returns. Currently, Steben employs swaps that indirectly provide returns linked to the returns of pooled investment vehicles operated by trading advisers using managed futures programs.

Steben is seeking an increase in its advisory fee rate under the Amended Investment Advisory Agreement (“Amended Agreement”) to permit Steben to contract directly with multiple sub-advisers – referred to as trading advisers – to manage direct trading accounts for the Fund. Such change will allow the Fund to eliminate its exposure to swaps that currently indirectly provide returns linked to the returns of pooled investment vehicles operated by trading advisers using managed futures programs.

By transitioning from the swap to directly managed accounts by trading advisers to the Fund, Steben will have a direct relationship with the trading adviser and utilize a “manager of managers” investment strategy in pursuit of the Fund’s investment objective whereby Steben would select and oversee multiple sub-advisers who will manage separate segments or “sleeves” of the Fund’s portfolio each comprised of investments in futures contracts and forward contracts. This will allow Steben to have full transparency to the activities of each trading adviser. As with any of the trading advisers Steben retains, Steben will monitor the trading advisers’ trading activity and risk exposures daily using feeds directly from the managed accounts. The investment objective of the Fund will not change.

Steben anticipates an improvement in the tax treatment for taxable investors. Under current IRS regulation, the swaps returns are taxed as short-term gains or losses. With direct trading accounts, Steben will be able to allocate a portion of Fund assets to trade on US futures exchanges. These returns are treated as 60% long-term and 40% short-term gains or losses.

Steben also anticipates that overall direct and indirect expenses of the Fund will decline materially as a result of moving from swap-based investments to sub-advisory relationships with trading advisers. Beyond the direct operational expenses associated with managing the Fund, the Fund incurs indirect costs through the investment through swaps, which are reflected in the total returns of such swaps. During the most recent annual reporting period from April 1, 2014 through March 31, 2015, the Fund realized indirect look-through expenses from the swaps of approximately 6.70% -- a combination of the annual costs paid to the swap counterparty and fees received by the underlying trading advisers. These indirect costs were reflected in the total return of the swaps. In particular, the use of swaps incurs a 0.50% annual administration fee, along with a 1.00% management fee and approximately 21.36% average incentive fee paid to trading advisers within the swap structure. With the proposed transition from the swap structure to directly retaining trading advisers as sub-advisers to directly invest Fund assets, the indirect look-through expenses including incentive fees would be eliminated.

At an in-person meeting of the Board of Trustees (“Board”) of the Trust held on November 16, 2015, Steben proposed that the Board approve an Amended Agreement. In consideration of the advisory and other services provided by Steben to the Fund pursuant to the Prior Agreement, the Fund currently pays Steben an investment advisory fee, accrued daily and payable monthly in arrears, equal to 1.25% on an annualized basis of the Fund’s average daily net assets. Under the proposed Amended Agreement, the Fund would pay Steben a fee rate equal to 1.75% on an annualized basis of its average daily net assets. The investment advisory fee is paid to Steben out of the assets of the Fund and will decrease the net profits or increase the net losses of the Fund. Notwithstanding this, the Fund will be able to eliminate the indirect costs of the swap, which for the most recent annual reporting period were approximately 6.70%.

In connection with the proposed Amended Agreement, Steben also sought Board approval to reduce the fee rate paid by the Fund under the Operating Services Agreement.

The form of the Amended Agreement is attached hereto as Exhibit A. The terms of the Amended Agreement are identical to the terms of the Prior Agreement with respect to services provided by Steben except that the fee rate is different. The material terms of the Amended Agreement and Prior Agreement are discussed below in “Description of Amended and Prior Agreements.”

Proposed Fee Increase

The Amended Agreement includes a revised fee schedule. A comparison of the fee schedule to the Prior Agreement, as applicable to the Fund, with the proposed fee schedule to the Amended Agreement, as applicable to the Fund, is set forth below.

Annual Advisory Fee as % of Fund’s Average Daily Net Assets
Current	1.25% (125 basis points)
Proposed	1.75% (175 basis points)

Steben earned advisory fees of $794,746 from the Fund for the fiscal year ended March 31, 2015. Steben also earned operating service fees of $317,899 from the Fund for the fiscal year ended March 31, 2015.  After giving effect to the Operating Services Agreement (which operates in effect as a contractual fee cap), Steben paid additional Fund operating expenses in the amount of $_______ for the fiscal year ended March 31, 2015. Had the proposed fee schedule been in effect during the fiscal year ended March 31, 2015, Steben would have earned advisory fees of $1,112,628, representing an increase of 50 basis points or 0.50%. Had the proposed fee schedule been in effect during the fiscal year ended March 31, 2015, Steben earned operating service fees in the amount of $152,589, representing a decrease of approximately 26 basis point or 0.26%. Steben also received $3,220 in Service Agent fees from the Fund for the fiscal year ended March 31, 2015. Steben will continue to serve as service agent.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund and compares the Fund’s actual operating expenses for the fiscal year ended March 31, 2015 under the Prior Agreement with the Fund’s hypothetical or pro forma operating expenses for the same year if the Amended Agreement had been in place for the entire fiscal year.

	Fiscal Year Ended March 31, 2015				Pro Forma

	Class A	Class C	Class I	Class N	Class A	Class C	Class I	Class N
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	1.00%	None	None	1.00% (1)	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None	None	None	None	None

Redemption Fee (as a % of amount redeemed, if sold before 30 days)	None	None	1.00%	1.00%	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.25%	1.25%	1.25%	1.25%	1.75%	1.75%	1.75%	1.75%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	0.25%	1.00%	None	0.25%

Other Expenses (2)(3)	0.51%	0.51%	0.51%	0.51%	0.24%	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses(4)	2.01%	2.76%	1.76%	2.01%	2.24%	2.99%	1.99%	2.24%

(1) If purchase $1 million or more and redeem within 18 months.

(2) “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year. “Other Expenses” include the expenses of the Fund’s consolidated wholly owned subsidiary (Subsidiary). Pursuant to an Operating Services Agreement with the Fund, the Fund pays Steben 0.50% of the Fund’s average daily net assets and Steben has contractually agreed to pay all of the Fund’s ordinary expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution/Servicing Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fees paid to Steben under the Operating Services Agreement may exceed the Fund’s actual ordinary operating expenses. This Operating Services Agreement may be terminated at any time by the Fund’s Board of Trustees. Along with the proposal to change the Management Fee, Steben is also proposing to reduce the fee pursuant to the Operating Services Agreement from 0.50% to 0.24%.

(3) “Other Expenses” includes Acquired Fund Fees and Expenses, which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the table above will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(4) The Fund’s Total Annual Fund Operating Expenses do not reflect the costs of investing in the Swap and represent an indirect cost of investing in the Fund. The Swap’s returns will be reduced and its losses increased by the costs associated with the Swap, which are the fees and expense deducted by the counterparty in the calculation of the returns, including the management and performance fees of the trading advisers. A performance fee for one or more trading advisers represented in the Swap may be deducted from the return of the Swap even if the aggregate returns of the Swap are negative. These fees are embedded in the return of the Swap. As of March 31, 2015, the aggregate weighted average management fees and weighed average Performance Fees of the Managed Futures Programs (as defined below) in which the Subsidiary invested were approximately 1.30% of notional exposure and 21.67% of trading profits, respectively.

Although the Total Annual Fund Operating Expenses appear to increase from Fiscal Year Ended March 31, 2015 to the Pro Forma numbers, Steben anticipates that the overall direct and indirect expenses of the Fund will decline materially as a result of moving from swap-based investments to subadvisory relationships with trading advisers. In addition to the direct operational expenses associated with managing the Fund, the Fund incurs indirect costs through the investment in swaps. During Fiscal Year Ended March 31, 2015, the Fund realized indirect expenses of approximately 6.70% – a combination of the annual costs paid to the swap counterparty and the underlying trading advisers. These indirect costs were reflected in the total return of the swap. In particular, the use of swaps incurs a 0.50% annual administration fee, along with a 1.00% management fee and approximately 21.36% average incentive fee paid to trading advisers within the swap structure. With the proposed transition to directly retaining trading advisers as sub-advisers, the indirect swap expenses including incentive fees would be eliminated. The Amended Agreement does not contain any performance fee, nor will any subadvisory agreement entered into by Steben with a sub-adviser.

Example

This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same throughout the time of your investment.

Fiscal Year-Ended March 31, 2015

Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$767	$1,169	$1,595	$2,777
Class C	$379	$856	$1,459	$3,090
Class I	$179	$555	$955	$2,075
Class N	$204	$630	$1,083	$2,337

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the Amended Agreement was in place throughout the fiscal year-ended March 31, 2015, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$789	$1,235	$1,706	$3,001
Class C	$302	$924	$1,572	$3,308
Class I	$202	$624	$1,072	$2,316
Class N	$227	$700	$1,199	$2,573

Description of Amended and Prior Agreements

Amended Agreement. The description of the Amended Agreement in this Proxy Statement is qualified entirely by reference to the actual Amended Agreement attached hereto as Exhibit A.

General. Under the Amended Agreement, subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, Steben provides investment advice consistent with the Fund’s investment objectives and policies; provides the Fund with ongoing investment guidance, policy direction and monitoring; buys, retains and sells portfolio investments for the Fund; selects brokers or dealers to execute transactions; prepares and makes available to the Fund all necessary research and statistical data; maintains or causes to be maintained all required books, records, and reports, and other information not maintained or furnished by another service provider of the Fund; and all other services required in connection with management of the Fund.

Compensation. In consideration of the advisory and other services provided by Steben to the Fund, the Fund will pay Steben an investment advisory fee rate, accrued daily and payable monthly in arrears, equal to 1.75% on an annualized basis of the Fund’s average daily net assets.

Sub-advisers. Steben may, subject to Board approval and oversight, enter into a sub-advisory agreement, pursuant to which a sub-adviser would provide day-to-day investment advisory services with respect to such portions of the Fund’s assets as Steben in its discretion may determine from time to time.

Brokerage. Subject to Steben’s obligation to obtain best price and execution, Steben has full discretion to select brokers or dealers to effect the purchase and sale of securities. When Steben places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, Steben is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. Steben is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by Steben, provided that Steben determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or Steben’s overall responsibilities with respect to accounts as to which Steben exercises investment discretion.

Liability. The Amended Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, Steben and any partner, director, officer or employee of Steben, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Amended Agreement also provides for indemnification by the Fund, to the fullest extent permitted by law, of Steben, or any partner, director, officer or employee of Steben, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Term. The Amended Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term. Thereafter, if not terminated, the Amended Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

Amendment. The Amended Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the Amended Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

Termination. The Amended Agreement is terminable at any time without penalty upon 60 days’ written notice by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by Steben. The Amended Agreement will terminate automatically with respect to the Fund in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of Steben’s business or to a wholly owned subsidiary of such corporate successor which does not result in a change of actual control or management of Steben’s business will not be deemed to be an assignment for the purposes of the Amended Agreement.

Prior Agreement. There is only one material difference between the Amended Agreement and the Prior Agreement – the investment advisory fee rate. Pursuant to the Prior Agreement, the Fund pays Steben an investment advisory fee rate, accrued daily and payable monthly in arrears, equal to 1.25% on an annualized basis of the Fund’s average daily net assets. Under the Amended Agreement, the Fund would pay Steben a fee rate equal to 1.75% on an annualized basis of the Fund’s average daily net assets. The Prior Agreement, dated March 25, 2014, was last approved by the initial sole shareholder of the Fund on March 25, 2014.

Description of Steben

Steben is a Maryland-based company formed in 1989. Steben is registered as an investment adviser under the Advisers Act and has its principal offices at 9711 Washingtonian Blvd, Suite 400, Gaithersburg, Maryland 20878. Steben also is registered with the CFTC as a commodity pool operator and swap firm and is a member of the National Futures Association as well as registered with the SEC as a broker-dealer and is a member of FINRA. Steben provides investment advisory services for public and private commodity pools and registered and unregistered investment companies.

The directors and principal executive officers of Steben are:

Name	Principal Occupation	Position with the Trust
Kenneth Steben	President, Chief Executive Officer and Director	Trustee and President
Michael Bulley	Director	None
John Dolfin	Chief Investment Officer	None
Carl Serger	Chief Financial Officer and Director	Chief Financial Officer
Francine Rosenberger	General Counsel and Director	Chief Compliance Officer and Secretary
Brian Hull	Chief Compliance Officer	AML Officer

The principal address of the directors and principal executive officers of Steben is 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. Steben’s majority owner is the Kenneth E. Steben Revocable Trust (KES Trust). Kenneth E. Steben is the majority beneficiary of the KES Trust and serves as its sole trustee.

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Service	Provider
Administrator, Accounting and Transfer Agent	U.S. Bancorp Fund Services, LLC
Distributor	Foreside Fund Services, LLC
Custodian	U.S. Bank, N.A.
Legal Counsel	K&L Gates LLP

U.S. Bancorp Fund Services, LLC is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and Foreside Fund Services, LLC is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Factors Considered by the Trustees and their Recommendation

At a meeting of the Board held on November 16, 2015, the Trustees, including all of those Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), unanimously voted to approve the Amended Agreement between Steben and the Trust and to recommend that the shareholders of the Fund vote FOR the approval of the Amended Agreement.

In preparation for review of the Amended Agreement, the Board requested that Steben provide substantial and detailed information which the Board determined to be reasonably necessary to evaluate the Amended Agreement. Steben provided information, as applicable, relevant to the approval of the Amended Agreement, including: (1) the nature and extent of the advisory and other services to be provided to the Fund; (2) the firm’s experience and personnel; (3) firm’s financial condition; (4) comparison of the performance of each firm’s similarly managed accounts versus peer group and/or representative indices; (5) the proposed advisory fee rate for the Fund and a comparison with fee rates charged to other clients; (6) benefits to be realized by the firm; and (7) the estimated profits and losses to Steben under the Amended Agreement. As it does at each regularly scheduled Board meeting, the Board also received a presentation by the portfolio management and research and due diligence teams addressing Steben’s investment philosophies, investment strategies, personnel and operations as they relate to the Fund.

The Trustees used this information to help them decide whether to approve the Amended Agreement. The Board posed questions to various management personnel of Steben regarding certain key aspects of the materials submitted in support of the approval of the Amended Agreement. The Board also received a detailed memorandum from counsel to the Fund and the independent Trustees regarding the responsibilities of the Board members in connection with their consideration of the Amended Agreement.

The Trustees also evaluated the Amended Agreement in light of all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions held during the meeting. The Trustees reviewed these materials with management of Steben and independent counsel to the Trustees. The Independent Trustees also discussed the Amended Agreement with counsel in an executive session, at which no representatives of Steben were present. The Trustees considered whether the Amended Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the Amended Agreement. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services provided by Steben; (2) the cost of the services provided and the profits realized by Steben from its relationship with the Fund; (3) the extent to which economies of scale will be realized as the Fund grows; and (4) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent, and Quality of Services. The Trustees considered the services historically provided by Steben to the Fund and its shareholders, and the services to be provided by Steben pursuant to the Amended Agreement. The Trustees’ evaluation of the services to be provided by Steben took into account the Trustees’ knowledge and familiarity gained as Board members, including the scope and quality of Steben’s investment management capabilities in selecting trading advisers, allocating assets across various trading advisers (including expected allocations across sub-advisers), ongoing due diligence and monitoring of trading advisers, and its compliance responsibilities. The Trustees considered Steben’s personnel and the depth of Steben’s personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by Steben, the Trustees concluded that (i) the nature, extent and quality of the services to be provided by Steben are appropriate and consistent with the terms of the Amended Agreement, (ii) the quality of Steben’s services under the Prior Agreement has been consistent with industry norms, (iii) the Fund is likely to benefit from the provision of Steben’s services under the Amended Agreement, (iv) Steben has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue upon approval of the Amended Agreement by the Fund’s shareholders.

Investment Performance. The Board considered the overall investment performance of Steben and the Fund. The Trustees gave appropriate consideration to performance reports and discussions with members of Steben at Board meetings throughout the year and considered the expected positive effect of eliminating swap expenses.

Comparative Expenses. The Trustees considered the rate of the investment advisory fee and other expenses that would be paid by the Fund under the Amended Agreement as compared to those of representative comparable funds managed by Steben and other investment advisers. The Trustees gave particular weight to Steben’s presentation at the November 16, 2015 meeting where Steben presented a detailed analysis of the reasons it believed that the Fund’s overall direct and indirect expenses would decrease if the Fund were to transition from swaps to utilizing sub-advisers with the proposed investment advisory fee rate increase. The Trustees also noted that Steben has contractually agreed to limit the Fund’s total operating expenses indefinitely through the Operating Services Agreement. The Trustees further noted that the proposed new investment advisory fee rate and total operating expenses for the Fund although representing an increase, would replace less transparent expenses reflected in the total return of swap investments. The Trustees noted that such new fee rate and total operating expenses for the Fund would be within the range of contractual advisory fee rates and total operating expenses at comparable asset levels for representative comparable funds, as indicated in materials prepared for the Board by Steben, based on information contained in various publicly available documents. The Trustee concluded that the fees under the Amended Agreement were reasonable.

Costs of Services Provided and Level of Profitability. The Trustees also considered (i) the costs of the services historically provided by Steben and the costs of services to be provided by Steben pursuant to the Amended Agreement, (ii) the compensation and benefits received by Steben in providing services to the Fund, and (iii) its profitability. The Trustees noted that the level of profitability of Steben is an important factor in providing service to the Fund, and that Steben currently is managing the Fund at a loss. Based on the information provided, the Trustees concluded that Steben’s fees and profits (if any) derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by Steben, the investment performance of the Fund and the expense limitations agreed to by Steben through the Fund’s Operating Services Agreement.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees considered that the transition from swap-based investments to sub-advisory relationships with trading advisers is intended to increase asset levels of the Fund and thereby lead to improved economies of scale for Fund shareholders. In considering the overall fairness of the Amended Agreement, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Trustees determined that the fee schedule in the Amended Agreement is reasonable and appropriate. The Trustees also noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of fees payable to Steben.

Conclusion. Based on all of the information presented to and considered by the Trustees and the conclusions that it reached, the Trustees approved the Amended Agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the Amended Agreement.

If the shareholders of the Fund do not approve the Amended Agreement, Steben and the Trustees would consider what further action to take consistent with their fiduciary duties to the Fund.

Required Vote

As provided under the 1940 Act, approval of the Amended Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. All the shareholders of the Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE AMENDED AGREEMENT BETWEEN STEBEN AND THE TRUST.

Part 2

Information About
Ownership of Shares of the Fund

Outstanding Shares

Only shareholders of record at the close of business on November __, 2015, will be entitled to notice of, and to vote at, the Meeting. On ___________, 2015, the following shares of each class of the Fund were outstanding and entitled to vote:

Fund	Shares outstanding and entitled to vote
Steben Managed Futures Strategy Fund
Class A
Class C
Class I
Class N

Part 3

Information on
Proxy Voting and the Meeting

Who is Eligible to Vote

Shareholders of record of the Fund as of the close of business on __________, 2015 (the “record date”) are entitled to vote on all of the Fund’s business at the Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Trust’s By-Laws, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Trust have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Meeting

Shareholders may use the proxy card provided if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposal described herein and will use their best judgment to vote on such other business as may properly come before the Meeting or any adjournment thereof. The Fund may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Quorum. The presence in person or by proxy of the holders of one-third of the shares of the Fund entitled to vote shall constitute a quorum for the transaction of business with respect to the Fund at the Meeting. For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Trust expects the chairman of the Meeting to adjourn the Meeting (from time to time in his or her discretion) in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the Amended Agreement with respect to the Fund will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, ultimately will be borne by Steben. The Trust has engaged [D.F. King & Co., Inc. (“D.F. King”)], a professional proxy solicitation firm, to serve as the proxy tabulation agent for the Meeting and estimates D.F. King’s fees to be approximately $[2,500]. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Trust does not receive your proxy by a certain time, you may receive a telephone call asking you to vote. The Fund does not reimburse Trustees and officers of the Trust, or regular employees and agents of Steben, for any involvement in the solicitation of proxies.

The Trust will not bear any expenses in connection with the Amended Agreement, including any costs of soliciting shareholder approval. All such expenses ultimately will be borne by Steben.

Voting by Steben

Steben intends to vote shares it owns and/or has the power to vote in favor of the proposal. Steben owns or has the power to vote 50% or more of the Fund’s outstanding shares and is deemed to control the Fund. As a result, there are sufficient votes to obtain shareholder approval of the proposal.

Ownership of the Fund

As of the record date, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the record date is listed in Exhibit B to this proxy statement.

Procedures for Shareholder Communications with the Board

The Board will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address. Except with respect to routine operational matters as described below, the Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Other Business

While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

November __, 2015

EXHIBIT A

FORM OF PROPOSED AMENDED INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made and entered into as of _______, 2016 by and between Steben Alternative Investment Funds, a Delaware statutory trust (the “Trust”), and Steben & Company, Inc., a Maryland corporation (the “Advisor”).

WHEREAS, the Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company, with multiple series, under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust has retained the Advisor pursuant to an Investment Advisory Agreement dated March 25, 2014, to render investment management services to the series of the Trust set forth in Exhibit A, as may be amended from time to time (each, a “Fund” and together, the “Funds”); and

WHEREAS, the Trust and the Adviser are amending that Investment Advisory Agreement in the manner and on the terms and conditions hereinafter set forth in this Amended Investment Advisory Agreement (“Agreement”); and

WHEREAS, the Advisor is willing to render such services and/or engage others to render such services to the Funds;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed by the parties as follows:

1. Appointment. The Trust hereby appoints the Advisor to act as investment advisor to the Funds and to provide investment advisory services to such Funds, subject to the supervision of the Fund’s Board of Trustees (the “Board”), for the period and on the terms and conditions set forth in this Agreement. The Advisor accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date for the compensation herein provided.

2. Responsibilities of the Advisor.

(a) The Advisor, or an affiliate of the Advisor (“Advisor Affiliate”), to the extent permitted by applicable laws, rules and regulatory interpretations, hereby undertakes and agrees, upon the terms and conditions herein set forth, subject to the supervision of the Board, either directly or indirectly through one or more Subadvisors (as that term is defined in paragraph 4 below):

(i) to make investment decisions and provide a program of continuous investment management for each of the Funds; prepare, obtain, evaluate, and make available to each Fund research and statistical data in connection therewith; obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; engage in or supervise the selection, acquisition, retention, and sale of investments, securities, and/or cash; engage in or supervise the selection, acquisition, retention, and sale of unregistered investment funds and/or other investment vehicles; select brokers or dealers to execute transactions; and all of the aforementioned shall be done in material accordance with each Fund’s investment objective, policies, and limitations as stated in the prospectus and statement of additional information for each Fund, which is part of the Trust’s registration statement filed with the SEC on Form N-1A under the 1940 Act (the “Registration Statement”), as amended or supplemented from time to time, and in accordance with guidelines and directions from the Board and any applicable laws and regulations;

(ii) invest and reinvest the assets of each Fund by selecting the securities, and other financial instruments of United States and foreign entities, including, without limitation, capital stock; shares of beneficial interest; partnership interests and similar financial instruments; currencies; equity and other derivative products, including, without limitation, (i) futures contracts relating to stock indices, currencies, United States Government securities and securities of foreign governments, other financial instruments and all other commodities, (ii) exchange-traded funds, equity index swaps, currency forward contracts and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements relating to or securing such transactions; mutual funds; money market funds; obligations of the United States or any state or jurisdiction thereof, foreign governments and instrumentalities of any of them; commercial paper; certificates of deposit; bankers’ acceptances; choses in action; trust receipts; and any other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable, that are allowable under the 1940 Act or any rules, regulations of written guidance thereunder;

(iii) to determine the portions of each Fund’s portfolio to be invested in securities and other financial instruments or other assets and uninvested or in cash equivalents;

(iv) to place orders to purchase, sell and/or exchange securities and other assets for each Fund;

(v) to enter into contracts for or in connection with investments in securities and other financial instruments;

(vi) to vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested in a manner that complies with the Trust’s proxy voting policies and procedures and, in the good faith judgment of the Advisor, best serves the interests of each Fund’s shareholders;

(vii) subject to the direction and control of the Board, to assist each Fund as it may reasonably request in the conduct of the Fund’s business, including oral and written research, analysis, advice, statistical, and economic data, judgments regarding individual investments, general economic conditions and trends, and long-range investment policies;

(viii) to furnish to or place at the disposal of the Fund information, evaluations, analyses, and opinions formulated or obtained by the Advisor in the discharge of its duties as the Funds may, from time to time, reasonably request, and maintain or cause to be maintained for the Funds all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by the custodian, transfer agent, administrator, sub-administrator, or other agent of the Funds;

(ix) to furnish to or place at the disposal of the Funds, such office space, telephone, utilities, and facilities as the Funds may require for its reasonable needs and to furnish at the expense of the Advisor clerical services related to research, statistical, and investment work;

(x) to render or make available to the Funds management and administrative assistance in connection with the operation of the Funds that shall include (i) compliance with all reasonable requests of the Funds for information, including information required in connection with each Fund’s filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (ii) such other services as the Advisor shall from time to time determine to be necessary or useful to the administration of the Funds;

(xi) to manage each of the Funds that is intended to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code and regulations issued thereunder so that each Fund so qualifies and will continue to so qualify;

Steben Alternative Investment Funds

Amended Investment Advisory Agreement

(xii) to notify promptly in writing the Trust and the Board in the event that the Advisor or any Advisor Affiliate becomes aware that the Advisor is: (1) subject to a statutory disqualification that prevents the Advisor from serving as investment adviser pursuant to this Agreement; (2) the subject of an investigation, administrative proceeding or enforcement action by the SEC or any other regulatory authority (other than routine examinations conducted in the ordinary-course); or (3) a party to any litigation that may be material to one or more of the Funds;

(xiii) to notify promptly the Trust of any material fact known to the Advisor respecting or relating to the Advisor or the Funds that is not contained in the Trust’s Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that is or becomes untrue in any material respect;

(xiv) to provide to the Trust or the Board such information and assurances (including certifications and sub-certifications) as the Trust or the Board may reasonably request from time to time in order to assist the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of updates to the Funds’ Form N-1A and the Funds’ Forms N-SARs, N-CSRs, N-Qs, and N-PX, Rule 24f-2 filings, and fidelity bond filings;

(xv) to assist as requested in determining the fair value of portfolio securities when market quotations are not readily available (including making knowledgeable personnel of the Advisor available for discussions with the Board and/or any fair valuation committee or like committee appointed by the Board upon reasonable request, obtaining bids and offers or quotes from broker-dealers or market-makers with respect to securities held by the Funds and providing information (upon request) on valuations the Advisor has determined of securities held by other clients of the Advisor), for the purpose of calculating each Fund’s net asset value (“NAV”) in accordance with the procedures and methods established by the Board; and

(xvi) to pay the reasonable salaries, fees, and expenses of the Trust’s employees (including the Trust’s share of any payroll taxes) and any fees and expenses of the Trust’s trustees (“Trustees”) who are partners, directors, trustees, or employees of or otherwise affiliated with the Advisor; provided, however, that the Trust, and not the Advisor, shall bear travel expenses (or an appropriate portion thereof) of Trustees of the Trust who are partners, directors, trustees, or employees of the Advisor to the extent that such expenses relate to attendance at meetings of the Trust’s Board or any committees thereof or Advisors thereto. The Advisor shall not be responsible for any expenses of the Trust other than those specifically allocated to the Advisor in this Agreement.

(b) In particular, but without limiting the generality of the foregoing, the Advisor shall not be responsible, except to the extent of the reasonable compensation of the Trust’s employees who are partners, directors, trustees, or employees of the Advisor whose services may be involved, for the following expenses of a Fund: all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares of beneficial interest; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Advisor and any custodian or other agent engaged by the Fund; bank services fees; expenses of preparing, printing, and distributing copies of offering memoranda and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to holders of shares of beneficial interest in the Fund (each a “Shareholder”), and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings; expenses of corporate data processing and related services; Shareholder recordkeeping and Shareholder account services, fees, and disbursements; expenses relating to investor and public relations; and extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trustees and officers with respect thereto.

Steben Alternative Investment Funds

Amended Investment Advisory Agreement

(c) The Advisor acknowledges and agrees on behalf of itself and its officers, employees and agents that it may receive from shareholders or the Trust non-public personal information, or access to non-public personal information, about shareholders who are “customers” or “consumers” as such terms are defined under Regulation S-P (collectively, “Shareholder Information”). All information, including Shareholder Information, obtained in the course of providing the shareholder services pursuant to this Agreement shall be considered confidential information. The Advisor shall not disclose such confidential information to any other person or entity or use such confidential information other than to carry out the purposes of this Agreement. The Advisor further agrees to safeguard and maintain the confidentiality and security of Shareholder Information which is obtained pursuant to this Agreement. Without limiting the foregoing, the Trust hereby agrees that Advisor, its officers, employees or agents may provide confidential information, including Shareholder Information, to any of its affiliates, agents, advisers, service providers or subcontractors engaged by the Advisor, including any Sub advisors (as defined in Section 4 of the Agreement), to extent that such party needs to know such information in connection with performance by the Advisor of its duties and obligations under the terms of this Agreement.

3. Name of the Trust and the Funds. The Trust and any Fund may use the name “Steben” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Advisor. At such time as such an agreement shall no longer be in effect, the Trust and/or a Fund will (to the extent that it lawfully can) cease to use any name derived from Steben & Company, Inc. or any successor organization.

4. Subadvisors. The Advisor may, at its expense and subject to its supervision, engage one or more persons, including, but not limited to, subsidiaries and affiliated persons of the Advisor, to render any or all of the investment advisory services that the Advisor is obligated to render under this Agreement, including, subject to approval of the Board, a person or persons to render investment advisory services including the provision of a continuous investment program and the determination of the composition of the securities and other assets of a Fund (each, a “Subadvisor”). Shareholder approval of the appointment of a Subadvisor by the Advisor pursuant to this paragraph is required only to the extent required by applicable law, as may be modified by any exemptive order or other interpretation issued by the SEC or its staff.

5. Regulatory Compliance. In performing its duties hereunder, the Advisor (and any Subadvisors selected by the Advisor) shall in all material respects comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Board, and with the provisions of the Registration Statement.

6. Compensation.

(a) As compensation for the services performed and the facilities and personnel provided by the Advisor pursuant to this Agreement, the Trust will pay the Advisor a fee at the annual rate for each Fund as set forth in Exhibit A. This fee will be computed daily and paid monthly. If the Advisor shall serve hereunder for less than the whole of any month, the fee hereunder shall be payable within 30 days after the end of the date of termination of this Agreement, as applicable.

(b) For purposes of this Section 6, the “average daily net assets” of a Fund shall mean the average of the values placed on the Fund’s net assets as of the close of the Fund’s business (or such other time as a Fund may lawfully elect) on each Fund business day during the calendar month. If the Fund suspends the determination of net asset value on one or more business days, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets on each such day.

Steben Alternative Investment Funds

Amended Investment Advisory Agreement

7. Portfolio Transactions.

(a) Subject to any other written instructions of the Board, the Advisor is hereby appointed as the Funds’ agent and attorney-in-fact with authority to act in regard to the investment, reinvestment and management of the Funds’ assets, including, but not limited to, (i) the authority to place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Advisor may select; and (ii) the authority to execute and enter into brokerage contracts, and other trading agreements on behalf of the Funds and perform such functions as it considers reasonable, necessary or convenient in order to carry out the purposes of this Agreement; provided that, the Advisor’s actions in executing such documents shall comply with federal regulations, all other federal laws applicable to registered investment advisors and the Advisor’s duties and obligations under this Agreement and the Funds’ governing documents. Notwithstanding anything to the contrary in this Agreement and subject to sub-paragraph (c) below, except as otherwise specified by notice from the Funds to the Advisor, the Advisor may place orders for the execution of transactions hereunder with or through any broker, dealer, futures commission merchant, bank or any other agent or counterparty that the Advisor may select in its own discretion.

(b) The Advisor may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds. The Advisor may enter into customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Advisor deems desirable or appropriate.

(c) In executing transactions for the Funds and selecting brokers or dealers, the Advisor (either directly or through Subadvisors) shall place orders pursuant to its investment determinations for the Funds directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Trust’s Registration Statement and in accordance with any applicable legal requirements. Without limiting the foregoing, the Advisor (or a Subadvisor) shall seek to obtain for the Funds the best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Subject to the appropriate policies and procedures approved by the Board, the Advisor (or the Subadvisor) may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), cause a Fund to pay a broker or dealer that provides brokerage or research services to the Advisor (or the Subadvisor) an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Advisor (or the Subadvisor) determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Advisor’s (or the Subadvisor’s) overall responsibilities to the Funds or its other advisory clients. To the extent authorized by Section 28(e) of the Securities Exchange Act and the Board, the Advisor (or the Subadvisor) shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement with respect to the Funds or otherwise solely by reason of such action.

(d) To the extent applicable to the Funds and consistent with these standards, in accordance with Section 11(a) of the Securities Exchange Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, the Advisor (or the Subadvisor) is further authorized to allocate the orders placed by it on behalf of the Funds to the Advisor (or the Subadvisor) if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Advisor (or the Subadvisor). Such allocation shall be in such amounts or proportions as the Advisor (or the Subadvisor) shall determine consistent with the above standards, and, upon request, the Advisor (or the Subadvisor) will report on said allocation regularly to the Board indicating the broker and dealers to which such allocations have been made and the basis therefor.

8. Exercise of Rights. The Advisor, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by the Funds, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; participating as a claimant in class action litigation (including litigation with respect to securities previously held) when provided notice of such litigation, and exercising rights in the context of a bankruptcy or other reorganization. Notwithstanding this delegation, with respect to securities issued by any other investment vehicle or fund in which the Funds may invest in the future and that is managed by the Advisor, or an Advisor Affiliate), the Funds will reserve the right, and will not delegate responsibility to the Advisor, to exercise all right of security holders with respect to the securities held by the Funds, pursuant to applicable law including the 1940 Act.

Steben Alternative Investment Funds

Amended Investment Advisory Agreement

9. Reports. The Advisor (or the Subadvisor) shall regularly report to the Board on the investment program of the Funds and the issuers and securities generally represented in the Funds’ portfolio, and will furnish the Board such periodic and special reports as the Board may reasonably request.

10. Not Exclusive. Nothing herein shall be construed as prohibiting the Advisor, Subadvisor, or any director, trustee, partner, employee, or affiliate thereof from providing investment management or advisory services to, or entering into investment management or advisory agreements with, other clients (including other registered investment companies), including clients which may from time to time purchase and/or sell securities of issuers in which the Funds invest, or from utilizing (in providing such services) information furnished to the Advisor by advisors and consultants to the Funds and others (including Subadvisors); provided however, that the Advisor will undertake no activities that, in its judgment, will adversely affect the performance of its obligations under this Agreement.

11. Conflicts of Interest. Whenever the Funds and one or more other accounts or investment companies managed or advised by the Advisor, an Advisor Affiliate, or a Subadvisor have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures approved by the Board and believed by the Advisor, Advisor Affiliate or the Subadvisor to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in accordance with procedures approved by the Board and believed by the Advisor, Advisor Affiliate or the Subadvisor to be equitable. The Funds recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Funds. In addition, the Funds acknowledge that any partner, director, or trustee of, or persons employed by, the Advisor, an Advisor Affiliate, or a Subadvisor, who may also be a Shareholder, Trustee, or person employed by, the Funds, to assist in the performance of the Advisor’s or the Subadvisor’s duties hereunder will not devote his or her full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Advisor, any Advisor Affiliate or a Subadvisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

12. Independent Contractor. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Funds in any way or otherwise be deemed its agent.

13. Liability. The Advisor shall give the Funds the benefit of its best judgment and effort in rendering services hereunder. Neither the Advisor nor its partners, officers, directors, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by any Funds or the shareholders of the Funds, in the course of, connected with, or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or by reason of reckless disregard on the part of the Advisor of its obligations and duties under this Agreement. The Advisor may consult with counsel and accountants in respect of the Funds’ affairs and shall not be liable for any action or inaction reasonably taken in accordance with the advice or opinion of such counsel or accountants, provided that such counsel and accountants shall have been selected with reasonable care and diligence. Any person, even though also employed by the Advisor, who may be or become an employee of the Funds and paid by the Funds shall be deemed, when acting within the scope of his employment by the Funds, to be acting in such employment solely for the Funds and not as an employee or agent of the Advisor.

Steben Alternative Investment Funds

Amended Investment Advisory Agreement

14. Indemnification.

(a) The Trust will indemnify the Advisor and any Advisor Affiliate, and each of their partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of any Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Trust’s trustees who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board, further provided that such counsel’s determination be written and provided to the Board. The Trust shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred with respect to the Trust in connection with defense of any action or proceeding arising out of such performance or non-performance. The Advisor agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from the Trust, that if one of the foregoing parties receives any such advance, the party will reimburse the Trust for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b) Notwithstanding any of the foregoing, the provisions of this paragraph 14 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this paragraph shall survive the termination or cancellation of this Agreement.

15. Term of Agreement; Termination. This Agreement shall continue with respect to each Fund for a period of two years from the commencement date for each Fund specified on Exhibit A, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by: (1) the Board or (2) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not (i) parties to this Agreement or (ii) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval. This Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of a Fund, or by the Advisor. Any notice to a Fund or the Advisor shall be deemed given when received by the addressee.

16. Assignment. This Agreement may not be transferred, assigned, sold, or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Advisor’s business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Advisor’s business shall not be deemed to be an assignment for the purposes of this Agreement.

Steben Alternative Investment Funds

Amended Investment Advisory Agreement

17. Amendment. This Agreement may be amended only by the written agreement of the parties whose rights are affected by the amendment. Any amendment shall be required to be approved by the Board and by a majority of its independent Trustees in accordance with the provisions of Section 15(c) of the 1940 Act and the rules and regulations adopted thereunder. If required by the 1940 Act, any material amendment also shall also be required to be approved by such vote of Shareholders of a Fund as required by the 1940 Act and the rules thereunder.

18. Conflicts of Laws. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms “interested person,” “assignment,” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

19. Management of Subsidiaries. If the Board determines that it is in the best interests of a Fund and its Shareholders to carry on all or part of the business of the Funds through one or more subsidiaries, the Board may cause the substantive terms of this Agreement to apply to the management of any such subsidiary or subsidiaries.

20. Fund Obligations and Shareholder Liability. The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets. The Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust, any Fund, nor from the Trustees or any individual Trustee of the Trust. This Agreement is made by the Trust and executed on behalf of the Trust by an officer of the Trust, and the obligations created hereby are not binding on any of the Shareholders, Trustees, employees, or agents, whether past, present, or future, of the Trust individually, but bind only the assets and property of the Trust.

21. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior amendments and understandings relating to the subject matter hereof.

22. Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust (attn: [Secretary]) or the Advisor (attn: [President]) (or to such other address or contact as shall be designated by the Trust or the Advisor in a written notice to the other party) in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph 22.

23. Force Majeure. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

24. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

25. Surviving Terms. The provisions of paragraphs 3, 13, 14, 20, and 23 shall survive any termination of this Agreement.

Steben Alternative Investment Funds

Amended Investment Advisory Agreement

26. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

27. Headings. The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

[Remainder of Page Intentionally Left Blank]

Steben Alternative Investment Funds

Amended Investment Advisory Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Steben Alternative Investment Funds

By: ___________________________

Name: Kenneth E. Steben

Title: Chief Executive Officer

Steben & Company, Inc.

By: ___________________________

Name: Kenneth E. Steben

Title: President and Chief Executive Officer

EXHIBIT A

Name of Series	Effective Date	Advisory Fee
		Each fee will be based on the average daily net assets of the Fund managed by the Advisor, and calculated as described in Section 6 of the Agreement.
Steben Managed Futures Strategy Fund	______, 2016	1.75%

This Exhibit A is dated as of __________, 2016.

STEBEN ALTERNATIVE INVESTMENT FUNDS

By:	__________________________

Steben Alternative Investment Funds

Amended Investment Advisory Agreement

EXHIBIT B

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to the Trust to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of _______ __, 2015. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Steben Managed Futures Strategy Fund (Class A)			%

Steben Managed Futures Strategy Fund (Class I)			%
%
%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PROXY	PROXY

STEBEN MANAGED FUTURES STRATEGY FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 17, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

OF STEBEN ALTERNATIVE INVESTMENT FUNDS

The undersigned revoking previous proxies, hereby appoint(s) Francine Rosenberger, Carl Serger, Brian Hull and Arben Hoti, with full power of substitution in each, to vote all the shares of beneficial interest of Steben Managed Futures Strategy Fund (the “Fund”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878, on December 17, 2015, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated ________, 2015, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal(s) included in the Proxy Statement.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To approve an amended Investment Advisory Agreement between Steben & Company, Inc. and Steben Alternative Investment Funds on behalf of Steben Managed Futures Strategy Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY